Cash and Cash Equivalents and Restricted cash	9 Months Ended
Sep. 30, 2013
Cash and Cash Equivalents and Restricted cash
Cash and Cash Equivalents and Restricted cash

5. Cash and Cash Equivalents and Restricted cash

        The Company considers all highly liquid investments purchased with original maturities of 90 days or less at acquisition to be cash equivalents. Cash and cash equivalents include cash held in banks and amounts held in interest-bearing money market accounts. Cash equivalents are carried at cost, which approximates their fair market value. As of September 30, 2013 and December 31, 2012, the Company maintained letters of credit totaling $0.9 million held in the form of a money market account as collateral for the Company's facility lease obligations and its credit cards.